SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is March 15, 2017.

MFS® Global New Discovery Fund

Effective October 1, 2017, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)
Portfolio Manager	Since	Title
Peter Fruzzetti	2011	Investment Officer of MFS
Michael Grossman	2013	Investment Officer of MFS

Effective October 1, 2017, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.

Portfolio Manager	Primary Role	Five Year History
Peter Fruzzetti	Portfolio Manager	Employed in the investment area of MFS since 2000
Michael Grossman	Portfolio Manager	Employed in the investment area of MFS since 2005

1028459                       1                                                                                                     GND-SUP-I-031517